UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 941-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on February 19, 2026, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Aethlon Medical, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2020 Equity Incentive Plan, as amended (the “2020 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 100,000 shares. The Plan Amendment was previously approved by the Board of Directors (the “Board”) of the Company, subject to stockholder approval, on December 2, 2025. The Plan Amendment became effective on February 19, 2026 following receipt of stockholder approval.

The 2020 Plan, as amended to reflect the Plan Amendment, is herein referred to as the “Amended 2020 Plan.”

Additional information regarding the Plan Amendment and the terms of the Amended 2020 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission on January 16, 2026, which information is incorporated herein by reference. Such information and the foregoing description of the Plan Amendment and the Amended 2020 Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended 2020 Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our Board previously approved the amendment of our Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $0.001 per share, from 6,000,000 shares to 100,000,000 shares (the “Articles Amendment”). As reported in Item 5.07 below, on February 19, 2026, our stockholders approved the Articles Amendment. The Articles Amendment was filed with the Secretary of State of the State of Nevada on February 19, 2026.

A copy of the Articles Amendment is filed herewith as Exhibit 3.1. The above summary of the Articles Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 19, 2026 the Company held the Annual Meeting in a virtual format. At the close of business on January 14, 2026, the record date for the Annual Meeting, there were 973,213 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date. At the Annual Meeting, 556,359 of the Company’s 973,213 shares of common stock entitled to vote as of the record date, or approximately 57.17%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement.

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The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal No. 1: The Company’s stockholders elected five directors, each to hold office until the Company’s next annual meeting of stockholders, or until their successors are duly elected and qualified, subject to prior death, resignation, or removal, as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Edward G. Broenniman	306,236	5,186	444	244,493
James B. Frakes	306,008	5,414	444	244,493
Nicolas Gikakis	306,083	5,300	483	244,493
Angela Rossetti	306,611	4,780	475	244,493
Chetan S. Shah, MD	306,687	4,735	444	244,493

Proposal No. 2: The Company’s stockholders ratified the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
550,035	6,288	36	-

Proposal No. 3: The Company’s stockholders approved the Plan Amendment and the Amended 2020 plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
291,835	18,607	1,424	244,493

Proposal No. 4: The Company’s stockholders approved, an amendment to the Articles of Incorporation to increase the total authorized shares of our Common Stock, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
495,950	58,624	1,785	244,493

Proposal No. 5: The Company’s stockholders approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of up to an aggregate 1,662,553 shares of Common Stock, issuable upon the exercise of Common Warrants, Placement Agent Warrants and Pre-Funded Warrants, in connection with a Securities Purchase Agreement December 5, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
288,862	21,280	1,724	244,493

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Proposal No. 6: The Company’s stockholders approved, for the purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of up to 368,471 shares of Common Stock, of the Company’s common stock, issuable upon the exercise of new unregistered common stock purchase warrants issued pursuant to that certain Warrant Inducement Agreement, dated December 5, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
288,800	21,342	1,724	244,493

Proposal No. 7: The Company’s stockholders approved the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event the Company had not received sufficient votes in favor of any of the foregoing proposals, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
519,439	14,533	22,387	-

Although Proposal No. 7 was approved by the Company’s stockholders, the chairman of the Annual Meeting elected not to adjourn the meeting, as all of the foregoing proposals were also approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment
10.1	Aethlon Medical, Inc. 2020 Equity Incentive Plan, as amended to date, Form of Restricted Stock Grant, Form of Option Grant and Agreement.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2026	Aethlon Medical, Inc.

	By:	/s/ James B. Frakes
James B. Frakes Chief Executive Officer and Chief Financial Officer

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